Exhibit 99.1

Ares Capital Corporation Receives Shareholder Approvals for Merger with American Capital, Ltd.

NEW YORK—December 15, 2016—Ares Capital Corporation (NASDAQ: ARCC) announced today that it has received shareholder approval on all proposals for its definitive merger agreement under which Ares Capital will acquire American Capital, Ltd.

An overwhelming majority of Ares Capital’s shareholders who voted at the meeting approved the issuance of shares of ARCC common stock (at a price below net asset value per share in the merger, if applicable) as well as the issuance of shares of ARCC common stock in the merger, in accordance with NASDAQ listing rule requirements.

At a separate meeting today, a near-unanimous percentage of American Capital shareholders who voted cast their votes in favor of adopting the merger agreement, among other proposals.

“We would like to thank both our shareholders and American Capital’s shareholders for their very strong support throughout this process and the high confidence they have placed in us,” said Kipp deVeer, Chief Executive Officer of Ares Capital. “We are excited to move towards closing this merger, which we believe will generate many financial and strategic benefits for both shareholder bases.”

The transaction is expected to close as early as the first week of January 2017, subject to receipt of certain consents and customary closing conditions.

About Ares Capital Corporation

Ares Capital Corporation (“Ares Capital”) is a leading specialty finance company that provides one-stop debt and equity financing solutions to U.S. middle market companies, venture capital backed businesses and power generation projects. Ares Capital originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform. Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company (“BDC”) and as of September 30, 2016, was the largest BDC by total assets and market capitalization. Ares Capital is externally managed by a subsidiary of Ares Management, L.P. (NYSE:ARES), a publicly traded, leading global alternative asset manager. For more information about Ares Capital, visit www.arescapitalcorp.com. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.

About American Capital, Ltd.

American Capital, Ltd. (NASDAQ: ACAS) is a publicly traded private equity firm and global asset manager.  American Capital, both directly and through its asset management business, originates, underwrites and manages investments in middle market private equity, leveraged finance and structured products.  American Capital manages $10 billion of assets, including assets on its balance sheet and fee earning assets under management by affiliated managers.  Through a wholly owned affiliate, American Capital manages publicly traded American Capital Senior Floating, Ltd. (NASDAQ: ACSF) with $125 million of total net book value.  American Capital and its affiliates operate out of six offices in the U.S. and Europe.  For further information, please refer to www.AmericanCapital.com.

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Ares Capital has filed with the SEC a registration statement on Form N-14 (the “Registration Statement”) that includes a joint proxy statement of Ares Capital and American Capital (the “Joint Proxy Statement”) and that constitutes a prospectus of Ares Capital. The Joint Proxy Statement and Registration Statement, as applicable, have been mailed or otherwise delivered to stockholders as required by applicable law. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT AMERICAN CAPITAL, ARES CAPITAL, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the Joint Proxy Statement, the Registration Statement and other documents filed with the SEC by American Capital and Ares Capital, free of charge, from the SEC’s website at www.sec.gov and from either American Capital’s or Ares Capital’s websites at www.americancapital.com or at www.arescapitalcorp.com. Investors and security holders may also obtain free copies of the Joint Proxy Statement, the Registration Statement and other documents filed with the SEC from American Capital by contacting American Capital’s Investor Relations Department at 1-301-951-5917 or from Ares Capital by contacting Ares Capital’s Investor Relations Department at 1-888-818-5298.

Participants in the Solicitation

American Capital, Ares Capital and their respective directors, executive officers, other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Ares Capital and American Capital stockholders in connection with the proposed transaction and their direct or indirect interests, by security holdings or otherwise is set forth in the Joint Proxy Statement and the Registration Statement filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between American Capital and Ares Capital pursuant to a merger between American Capital and Ares Capital. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.

Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of each of American Capital and Ares Capital may not be obtained; (2) the risk that the mergers or other transactions contemplated by the ARCC/ACAS merger agreement may not be completed in the time frame expected by American Capital and Ares Capital, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of American Capital and Ares Capital; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving synergies and cost savings of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the ARCC/ACAS merger agreement; (10) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in laws or regulations or interpretations of current laws and regulations that would impact Ares Capital’s classification as a business development company; (13) changes in general economic and/or industry specific conditions; and (14) other risk factors as detailed from time to time in American Capital’s and Ares Capital’s reports filed with the SEC, including American Capital’s and Ares Capital’s respective annual reports on Form 10-K for the year ended December 31, 2015, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K, the Joint Proxy Statement, the Registration Statement and other documents filed with the SEC.

Any forward-looking statements speak only as of the date of this communication. Neither American Capital nor Ares Capital undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

For Ares Capital Corporation:
Media Relations:
Mendel Communications
Bill Mendel, 212-397-1030
bill@mendelcommunications.com
or
Investor Relations:
Ares Capital Corporation
Jana Markowicz, 888-818-5298
markowicz@aresmgmt.com
or
Carl Drake, 888-818-5298
cdrake@aresmgmt.com
or
For American Capital:
American Capital Investor Relations:
301-951-5917